May 7, 2009

Forward Looking Statement Disclaimer Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the Company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the Company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include (1) difficult and adverse conditions in the global and domestic capital and credit markets, (2) continued volatility and further deterioration of the capital and credit markets, (3) significant changes in banking laws or regulations, including, without limitation, as a result of the Emergency Economic Stabilization Act and the creation of and possible amendments to the Troubled Asset Relief Program (TARP), including the Capital Purchase Program and related executive compensation requirements, (4) continued uncertainty about the impact of TARP and other recent federal programs on the financial markets including levels of volatility and credit availability, (5) a more adverse than expected decline or continued weakness in general business and economic conditions, either nationally, regionally or locally in areas where the Company conducts its business, which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense, (6) changes in interest rates, reducing interest rate margins or increasing interest rate risks, (7) changes in market liquidity which may reduce interest margins and impact funding sources, (8) increased competition in the company's markets, (9) changes in the financial performance and/or condition of the company's borrowers, (10) current and further deterioration in the housing and commercial real estate markets particularly in California, and (11) increases in Federal Deposit Insurance Corporation premiums due to market developments and regulatory changes. For a discussion of factors which could cause results to differ, please see the Company's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Heritage Commerce Corp Profile 10 full service branch offices in Santa Clara, Alameda, and Contra Costa counties in California. Heritage Bank of Commerce is a California state chartered bank opened in 1994. Heritage Commerce Corp was organized in 1997 to be the holding company for Heritage Bank of Commerce. A multi-community independent bank that offers a full range of banking services to small to medium sized businesses and their owners, managers and employees. Acquired Diablo Valley Bank in June 2007. Signed an agreement to purchase the deposits of two branches of Wachovia Bank, N.A., a subsidiary of Wells Fargo & Company, in Santa Cruz, CA and Monterey, CA in March 2009. $1.5 Billion Total Assets at March 31, 2009.

Community Business Banking Core Clientele: Closely held businesses Middle market and small businesses Professionals High net worth individuals Specialty Expertise SBA lending Interim construction lending Cash management

Acquisition of Wachovia Branches In March 2009, Heritage signed a definitive agreement to purchase two Wachovia branches from Wells Fargo in Santa Cruz, CA and Monterey, CA. The transaction is subject to bank regulatory approval. Anticipated close in the third quarter of 2009. Total deposits for the two branches as of December 31, 2008 were $463,227,000. No loans were acquired as part of the transaction. $237,460,000 in Santa Cruz $225,767,000 in Monterey

Bay Area Franchise – 10 Branches (12 after Purchase of Wachovia Branches in 3Q 09) Contra Costa County Danville Walnut Creek Alameda County Fremont Pleasanton Santa Clara County Gilroy Los Altos Los Gatos Morgan Hill Mountain View San Jose (Headquarters) Monterey County Santa Cruz County

Recent Key Events Acquired Diablo Valley Bank in June 2007 Two East Bay locations – Danville and Pleasanton Founded in late 2003 Community business bank with $250MM in assets Decision drivers: Primary target for growth in 2006-2007 was the East Bay High growth bank in East Bay market with good locations Outstanding people Similar customer base and products

Recent Key Events (continued) Walnut Creek Regional Office Opened in August 2007 Key commercial market in East Bay Key Personnel Acquisitions Hired premier loan team in Pleasanton market Hired SBA management/sales team Hired successful deposit generators in key markets Changed SBA strategy to a Loan Hold vs. Loan Sale

Heritage Financial Summary Financial Results at March 31, 2009 Net loss of $4.0 million Net loss available to common shareholders of $4.5 million $(0.38) per diluted common share $10.4 million provision for loan losses 3.35% net interest margin 13 basis points decrease due to loans placed on nonaccrual Increase in noninterest expense due to: Higher FDIC premiums Professional fees Severance expense Tax benefit due to net operating loss carryback Credit Quality at March 31, 2009 3.89% NPA/Assets $11.5 million net charge-offs 1.97% Allowance for loan losses/Total loans $10.4 million provision for loan losses

Heritage Financial Summary (continued) Balance Sheet at March 31, 2009 $1,211 million total loans $1,166 million total deposits $1,461 million total assets $180 million total equity Balance Sheet Growth at March 31, 2009, since March 31, 2008 7% Loan growth Internally generated Capital at March 31, 2009 10.41% Leverage ratio 6.72% Tangible common equity/Tangible assets $40 million preferred stock from U.S. Treasury Capital Purchase Program (tier 1 capital) in November 2008

Balance Sheet ($ in millions) $709 $847 $1,037 $1,036 $1,064 $1,347 $1,249 $1,154 $1,499 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2006 2007 2008 Total Loans Total Deposits Total Assets

Financial Results ROAA ROAE Efficiency Ratio Net Interest Margin 55% 60% 65% 70% 75% 2006 2007 2008 3.00% 3.50% 4.00% 4.50% 5.00% 2006 2007 2008 1.50% 1.25% 1.00% 0.75% 0.50% 0.25% 0.00% 2006 2007 2008 16.00% 12.00% 8.00% 4.00% 0.00% 2006 2007 2008

Solid Capital Base At March 31, 2009 10.41% Leverage Ratio 12.34% Equity/Assets $40 million Preferred Stock from U.S. Treasury Capital Purchase Program Shareholders' Equity $0 $25 $50 $75 $100 $125 $150 $175 $200 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 1Q 09 ($ in millions)

Loan Portfolio As of March 31, 2009 $1,210,571,000 Land & Construction 20% Commercial RE 34% C & I 41% Other 5%

Land & Construction Portfolio As of March 31, 2009 $244,181,000 Construction - Commercial O/O 4% Construction - Commercial I/P 27% Construction "For Sale" Housing 45% Construction - SFR O/O 5% Land - Commercial Use 4% Land - Residential Inventory 6% Land - Residential To Be Developed 9%

Commercial Real Estate Portfolio As of March 31, 2009 $406,182,000 Office - I/P 12% Owner Occupied (Office, Industrial, Retail, Other) 51% Retail - I/P 11% Light Industrial/Warehouse/R&D - I/P 11% Mixed Use 3% Other 12%

Credit Quality As of March 31, 2009 Nonperforming Assets Net Charge-offs $56,867,000 $11,527,000 C & I - 58% CRE - 5% SBA - 3% Land & Construction - 34% C & I - 19% CRE - 9% SBA - 15% Land & Construction - 56% OREO - 1%

Credit Quality (continued) 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2003 2004 2005 2006 2007 2008 1Q 09 NPA/Total Assets ALL/Loans

Deposit Mix by Type As of March 31, 2009 $1,166,003,000 Time Deposits, $100K & over 15% Brokered Deposits 17% DDA Non- interest Bearing 22% DDA Interest Bearing 11% Savings and Money Market 31% Time Deposits, under $100K 4%

Strategy: Position Bank for Return to Top Quartile Performance in 2010 Focus on Credit Quality Reduce CRE and construction & land loan levels Originate fewer real estate loans Enhanced diligence in monitoring existing portfolios Add Special Assets staff Quarterly review of the loan portfolio credit quality Review real estate portfolio credit quality twice quarterly Most real estate loans approved by Executive Loan Committee Maintain Solid Capital Position Issued $40 million in TARP preferred stock 10.41% Leverage ratio 6.72% Tangible common equity/Tangible assets Focus on Liquidity Lender bonus plan includes deposit hurdles Reward deposit officers Target new deposit niches Maintain lines of credit Specialized deposits Review other liquidity options, such as: Branch opportunities Deposit campaigns

Strategy (continued): Position Bank for Return to Top Quartile Performance in 2010 Improve Net Interest Margin Increase loan rates Aggressively add floors on floating rate loans Manage deposit interest rates Control Costs Return to a reasonable efficiency ratio Reduction in FTE Reduction of employee benefits Renegotiated technology contracts Consolidated two Los Altos branches

Heritage Bank Strengths Capital position Management depth Highly experienced relationship managers Strong locations Brand recognition in the Santa Clara County Growing brand recognition in the East Bay Strong service levels Branch acquisition will increase liquidity

Contact Information Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 Lawrence D. McGovern Executive Vice President Chief Financial Officer 408.494.4562 Michael R. Ong Executive Vice President Chief Credit Officer 408.494.4535 Corporate Headquarters 150 Almaden Boulevard San Jose, CA 95113 NASDAQ: HTBK